                             Home Properties, L.P.
                             Amendment No. Eighty to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties, L.P. (the "Partnership Agreement") is hereby amended effective March
31, 2006 to  substitute  the  "Schedule A" attached  hereto for the "Schedule A"
currently attached to the Partnership Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
--------------------
Ann M. McCormick
Secretary